UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

ARC Group Acquisition I Corp

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-43253	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

398 S Mill Avenue, Suite 306, Tempe, AZ 85284

(Address of principal executive offices, including zip code)

(928) 625-0928

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A ordinary share	ARCLU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the Units	ARCL	The Nasdaq Stock Market LLC
Rights included as part of the Units	ARCLR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ARCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

Share Purchase Agreement

On September 10, 2026, ARC Group Acquisition I Corp, a British Virgin Islands business company (“we,” “our,” or “Purchaser”), Firstborn Top Capital Sdn. Bhd., a Malaysian private limited company (“Firstborn”), the holders of all of the ordinary shares (the “Firstborn Shares”) of Firstborn (the “Selling Shareholders”), Datuk Dr. Doris Wong in the capacity as the representative from and after the Closing (as defined below) for the shareholders of Purchaser (other than the Selling Shareholders as of immediately prior to the Closing and their successors and assigns), and Ow Ruey Shen, in the capacity as the representative for the Selling Shareholders from and after the Closing, entered into a share purchase agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Share Purchase Agreement”): each Selling Shareholder shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from each Selling Shareholder, their Firstborn Shares, respectively, free and clear of any and all liens and encumbrances, such that all of the issued and outstanding Firstborn Shares at the Closing shall be sold to and purchased by Purchaser (the transactions contemplated by the foregoing clause the “Business Combination,” and together with the other transactions contemplated by the Share Purchase Agreement, the “Transactions”).

The terms of the Share Purchase Agreement, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the Business Combination and the other Transactions contemplated thereby, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to them in the Share Purchase Agreement.

General Effects of the Business Combination

Subject to the terms and conditions of the Share Purchase Agreement, at the Closing the Business Combination will result in, among other things, the following:

●	all of the issued and outstanding Firstborn Shares will be exchanged for Class A ordinary shares of Purchaser (“Purchaser Class A Ordinary Shares”);

●	Firstborn will become a wholly-owned subsidiary of Purchaser; and

●	Purchaser will change its name to “BlueCrest Investment, Inc.”

Transaction Consideration

The aggregate consideration to be paid in the Transactions to the Selling Shareholders will consist of: (A) $1,000,000,000, (B) minus the Closing Net Indebtedness, (C) plus or minus, as applicable, the Working Capital Adjustment, and (D) minus the amount of any unpaid transaction bonuses and other transaction-related compensation payable in connection with the Transactions, with the resulting amount divided by the Redemption Price (the “Consideration Shares”). The Working Capital Adjustment shall equal the Net Working Capital Amount minus the Target Net Working Capital Amount of $618,000, such that the Transaction Consideration shall be increased dollar-for-dollar to the extent the Net Working Capital Amount exceeds the Target Net Working Capital Amount and decreased dollar-for-dollar to the extent the Target Net Working Capital Amount exceeds the Net Working Capital Amount. There is no minimum cash condition or minimum cash consideration in connection with the Closing. Each Selling Shareholder shall have the right to receive at the Closing, a number of Purchaser Class A Ordinary Shares equal to the aggregate Consideration Shares divided by the number of Firstborn Shares outstanding immediately prior to the Closing, multiplied by the number of Firstborn Shares held by such Selling Shareholder (the “Conversion Ratio”).

Redemptions

Pursuant to our charter and the Trust Agreement (defined below), eligible holders of Purchaser Class A Ordinary Shares may elect to redeem all or a portion of such holder’s Purchaser Class A Ordinary Shares (the “SPAC Share Redemptions”), at the per-share price, payable in cash, equal to such holder’s pro rata share of Purchaser’s trust account, by tendering the Purchaser Class A Ordinary Shares of such holder for redemption not later than 5:00 p.m. Eastern Time on the date that is two Business Days prior to the date of the Extraordinary General Meeting of the holders of Purchaser Class A Ordinary Shares and Class B ordinary shares of Purchaser to be called for the purpose of voting on proposals related to the Transactions (the “Shareholder Meeting”).

PIPE Investment

During the Interim Period, Purchaser and Firstborn shall reasonably cooperate to seek a PIPE Investment pursuant to customary and binding subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”) agreed by Purchaser and Firstborn, and shall use their respective commercially reasonable efforts to cause the PIPE Investment to close concurrently with the Closing (the “PIPE Investment”). The terms of the PIPE Investment shall be negotiated and agreed by Purchaser and Firstborn consistent with market terms, and Purchaser and Firstborn shall negotiate and agree on the choice of placement agent, fees, approach and target investor universe. Firstborn’s senior management shall participate in any investor meetings and roadshows as reasonably requested by Purchaser.

Stock Exchange Listing

Purchaser Class A Ordinary Shares and warrants to purchase Class A ordinary shares of Purchaser are expected to be listed on The Nasdaq Stock Market LLC (the “Nasdaq”).

Representations and Warranties and Covenants

Each of the parties to the Share Purchase Agreement have made representations, warranties and covenants in the Share Purchase Agreement that are customary for transactions of this nature.

Conditions to Each Party’s Obligations

Consummation of the Transactions is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of Purchaser’s shareholders and Firstborn’s shareholders. In addition, consummation of the Transactions is subject to other Closing conditions, including, among others: (a) if required, the expiration of the waiting period (or extension thereof) under any applicable antitrust laws, (b) the absence of any order, writ, judgment, injunction, temporary restraining order, stipulation, determination, decree or award entered by or with or under the authority of any governmental entity or arbitral institution in effect enjoining or prohibiting the consummation of the Transactions, and the absence of any law that makes consummation of the Transactions illegal or otherwise prohibited, (c) approval by Purchaser shareholders at the Shareholder Meeting of the Transactions, including, the issuance of any shares in connection with the PIPE Investment, the adoption of an amended and restated memorandum and articles of association of Purchaser, the adoption of an incentive equity plan, and the appointment of members of Purchaser board of directors, (d) after giving effect to all SPAC Share Redemptions and the PIPE Investment, Purchaser shall have consolidated net tangible assets of at least $5,000,001 (as calculated and determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act) either immediately prior to or upon the Closing after giving effect to the Transactions, (e) the Purchaser Proxy/Registration Statement shall have become effective, no stop order shall have been issued by the SEC and remain in effect and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending, (f) receipt of approval for listing on Nasdaq for the Purchaser Class A Ordinary Shares to be issued in connection with the Transactions, and (g) delivery by the other parties of all Closing deliveries, documents and other items required to be delivered by such parties as required by the Share Purchase Agreement.

Termination

The Share Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, (i) by the mutual written consent of Purchaser and Firstborn, if the Closing has not occurred by January 31, 2027, subject to extension if Purchaser secures one or more extensions of the deadline under its organizational documents and IPO prospectus to complete its initial business combination, (ii) by Purchaser or Firstborn if the Transaction is prohibited by a governmental authority, (iii) by Purchaser or Firstborn after an uncured breach by a party of the representations, warranties, covenants, or agreements contained in the Share Purchase Agreement, (iv) by Purchaser or Firstborn after a material adverse effect on Purchaser or Firstborn, respectively, or (v) by Purchaser if Purchaser’s shareholders do not approve the Transactions.

A copy of the Share Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Share Purchase Agreement is qualified in its entirety by reference thereto. The Share Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Share Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Share Purchase Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Share Purchase Agreement, certain of Purchaser’s Affiliates and MFH 2, LLC, a Delaware limited liability company (the “Sponsor”), entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which each such parties agreed to, among other things, (i) appear at the Shareholder Meeting and vote all of its Purchaser Ordinary Shares it holds or has the power to vote (including any acquired in future) in favor of the Share Purchase Agreement and the Transactions, (ii) be bound by certain transfer restrictions with respect to its Purchaser Securities, and (iii) not redeem any of its Purchaser Securities and waive any anti-dilution rights with respect to any equity issuance, including the PIPE Investment, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Company Support Agreement

Concurrently with the execution of the Share Purchase Agreement, the directors, officers and holders of five percent (5%) or more of the voting stock of Firstborn entered into a support agreement (the “Company Support Agreement”), pursuant to which each such parties agreed to, vote in favor of the Transactions and against any Alternative Transaction.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the consummation of the Transactions, Purchaser will enter into a Registration Rights Agreement (the “RRA”) with certain shareholders of Purchaser and Firstborn. The RRA includes, among other things, the following provisions:

Purchaser will be required to file a resale shelf registration statement on behalf of Purchaser and Firstborn shareholders party to the agreement within 30 days after the closing of the Transactions. The RRA also provides certain demand rights and piggyback rights to such shareholders, subject to certain specified underwriter cutbacks and issuer blackout periods. Purchaser will bear all costs and expenses incurred in connection with the resale shelf registration statement, any demand registration statement, any underwritten takedown, any block trade, any piggyback registration statement prior to its withdrawal and all expenses incurred in performing or complying with its other obligations under the RRA, whether or not the registration statement becomes effective.

The RRA will terminate with respect to any holder party thereto, on the date that such holder party no longer holds any registrable securities.

The foregoing description of the RRA does not purport to be complete and is qualified in its entirety by the terms and conditions of the RRA, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the consummation of the Transactions, directors, officers and significant shareholders of Firstborn will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with Purchaser, with respect to the Purchaser Class A Ordinary Shares that will be issued as consideration under the Share Purchase Agreement. The Lock-Up Agreement includes, among other things, the following provisions:

Signatories will not be able to transfer any Purchaser Class A Ordinary Shares beneficially owned or otherwise held by them for the same period applicable to the Sponsor’s lock-up agreement with respect to its founder shares.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Restrictive Covenant Agreement

In connection with the consummation of the Transactions, directors, officers and significant shareholders of Firstborn will enter into a Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) with Purchaser, providing for, among other things, non-solicitation and non-competition restrictions for a period of 2 to 4 years from the Closing Date.

The foregoing description of the Restrictive Covenant Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Restrictive Covenant Agreement, a form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Indemnification Agreement

In connection with the consummation of the Transactions, existing and newly appointed directors and officers of Purchaser and Firstborn will enter into an Indemnification Agreement (the “Indemnification Agreement”) with Purchaser, providing for, among other things, holding harmless, advancing costs and indemnifying such persons to the fullest extent permitted by applicable law and the Purchaser’s charter.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Indemnification Agreement, a form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Incentive Equity Plan

At or prior to the Closing, Purchaser will adopt an incentive equity plan (the “Incentive Equity Plan”) that will provide for the grant of equity incentives of Purchaser Class A Ordinary Shares to the directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) following the Closing. Within 30 days after the Closing, Purchaser will file a registration statement on Form S-8 with respect to the Purchaser Class A Ordinary Shares issuable under the Incentive Equity Plan, and Purchaser will use reasonable efforts to maintain the effectiveness of the registration statement and maintain the current status of the prospectus contained therein for so long as awards granted pursuant to the Incentive Equity Plan remain outstanding.

The foregoing description of the Incentive Equity Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Equity Plan, a form of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Executive Employment Agreement

In connection with the consummation of the Transactions, each continuing executive officer of Firstborn will enter into an Executive Employment Agreement (the “Employment Agreement”) with Firstborn with an effective date as of the Closing Date. The Employment Agreement contains customary terms and conditions, including among others, salary, duties, termination, severance, non-solicitation and confidentiality provisions.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Employment Agreement, a form of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 10, 2026, Purchaser issued a press release announcing the execution of the Share Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed Business Combination, Purchaser intends to file a registration statement on Form S-4 (as it may be amended from time to time, the “Form S-4”) with the SEC. The Form S-4 will include a proxy statement/prospectus of Purchaser and a preliminary prospectus of Purchaser. The definitive proxy statement/prospectus will be sent to all Purchaser shareholders after it is declared effective by the SEC. Additionally, Purchaser will file other relevant materials with the SEC in connection with the proposed Business Combination. Copies of the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. The information contained in, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. Before making any voting or investment decision, investors and security holders of Purchaser are urged to read the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC in connection with the proposed Business Combination because they will contain important information about the proposed Business Combination and the parties to the proposed Business Combination.

Participants in the Solicitation

Under SEC rules, Purchaser and Firstborn and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Purchaser’s shareholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of Purchaser’s directors and officers in Purchaser’s filings with the SEC, including Purchaser’s initial public offering final prospectus, which was filed with the SEC on April 30, 2026, and Purchaser’s subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Purchaser’s shareholders in connection with the proposed Business Combination will be included in the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination between Purchaser and Firstborn. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem, “ “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this Current Report. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Firstborn’s and Purchaser’s expectations with respect to anticipated financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Purchaser’s initial public offering prospectus, and its subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there will be risks and uncertainties described in the Form S-4 and other documents filed by Purchaser from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Firstborn’s and Purchaser’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against Purchaser or Firstborn following the announcement of the proposed Business Combination; (2) the inability to complete the proposed Business Combination, including due to the inability to concurrently close the Business Combination and related transactions, including any private placement of ordinary shares or due to failure to obtain approval of the shareholders of Purchaser; (3) the risk that the proposed Business Combination may not be completed by Purchaser’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Purchaser; (4) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval by the shareholders of Purchaser, and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed Business Combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement; (7) volatility in the price of Purchaser’s or the combined company’s securities; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the proposed Business Combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Firstborn operates; (14) the impact of the conflicts in the Middles East and Ukraine; (15) the potential inability of the combined company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (16) the enforceability of Firstborn’s intellectual property, including its licenses and related patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (17) other risks and uncertainties described in Purchaser’s initial public offering prospectus, and its subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and to be described in the Form S-4 and other documents to be filed by Purchaser from time to time with the SEC. These risks and uncertainties may be amplified by the conflicts in the Middle East and Ukraine, which have caused significant economic uncertainty.

Firstborn and Purchaser caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. None of Firstborn or Purchaser gives any assurance that Firstborn or Purchaser will achieve its expectations. None of Firstborn or Purchaser undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Disclaimer

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated September 10, 2026, by and among ARC Group Acquisition I Corp, Firstborn Top Capital Sdn. Bhd., shareholders of Firstborn Top Capital Sdn. Bhd. and certain representatives.
10.1*	Form of Sponsor Support Agreement.
10.2*	Form of Company Support Agreement.
10.3	Form of Registration Rights Agreement.
10.4	Form of Lock-Up Agreement.
10.5	Form of Restrictive Covenant Agreement.
10.6	Form of Indemnification Agreement.
10.7	Form of Incentive Equity Plan.
10.8	Form of Executive Employment Agreement.
99.1	Joint Press Release of ARC Group Acquisition I Corp. and Firstborn Top Capital Sdn. Bhd., dated September 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Purchaser agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Purchaser may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2026

ARC Group Acquisition I Corp

By:	/s/ Datuk Dr. Doris Wong Sing Ee
Name:	Datuk Dr. Doris Wong Sing Ee
Title:	Chief Executive Officer and Director